Monarch Dividend Plus Index ETF

MDPL

SUMMARY PROSPECTUS

June 29, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 29, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.monarchfunds.com. You can also obtain these documents at no cost by calling 1-541-291-4405 or by sending an email request to ordermonarchetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Monarch Dividend Plus Index ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Monarch Dividend Plus Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.19%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

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Principal Investment Strategies: The Fund invests at least 80% of its total assets in the constituents of the Index. The Index consists of 30 equally weighted U.S. stocks from the Russell 1000 Index that represent all economic sectors within the S&P 500 Index and that represent dividend paying value stocks that deliver dividend cash flows across all market cycles.

Kingsview Wealth Management LLC (the “Adviser”) is the Index provider. The Index follows a proprietary rules-based methodology that initially screens the companies listed on the Russell 1000, an index that represents the top 1000 companies by market capitalization, for both absolute and relative dividend growth and free cash flow generation metrics to determine its composition. The Index methodology assigns a composite score for each company based on its rankings for its potential to generate positive cash flow (as measured by its free cash flow to enterprise value ratio), debt-to-equity ratio, payout ratio, dividend growth and earnings stability. The 30 highest scoring companies are selected for the Index. These companies are expected to provide dividend income “plus” strong capital appreciation. The Index is reconstituted weekly. Any constituent that exceeds its target valuation (as calculated by its price-to-earnings ratio, return on equity, dividend payout ratio, and sales growth) is removed from the Index and new constituents are added in rank order to restore the Index to 30 constituents. Constituents that are removed from the Index are eligible for inclusion in the Index after 365 days. Based on these factors, the Fund at any given time may have a significant percentage of its assets invested in one or more sectors relative to other sectors. As of February 28, 2026, the Index was not allocated more than 25% to any one sector.

The Adviser utilizes a sub-adviser, Penserra Capital Management LLC (the “Sub-Adviser”), to manage the assets of the Fund. The Sub-Adviser uses a replication indexing strategy to manage the Fund. “Replication indexing” is a strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The index is sponsored by Solactive A.G. (“Solactive”), which is independent of the Fund, the Adviser and the Sub-Adviser. Solactive calculates and publishes the market value of the Index based on the Index’s constituents. The Index is unmanaged and cannot be invested in directly.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares (“Shares”) may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Dividend-Paying Stock Risk. While the Fund intends to invest in stocks of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced stocks in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield stocks, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

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ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund and only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by Exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the Index or selling the holding is otherwise required upon rebalancing of the Index as addressed in the Index methodology.

Sector Exposure Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

•	Technology Sector Risk. The Fund may have significant exposure to the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The value of stocks of technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, technology companies may face dramatic and often unpredictable changes in growth rates and competition. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing difference, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of the Index, a broad-based securities market index, and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.monarchfunds.com or by calling toll free at (541) 291-4405.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	1st Quarter 2025	4.14%
Worst Quarter:	2nd Quarter 2025	(0.86)%

The Fund’s year-to-date return as of the most recent calendar quarter, which ended March 31, 2026 was (3.89)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (3/06/24)
Return before taxes	7.36%	4.94%
Return after taxes on distributions	6.74%	4.47%
Return after taxes on distributions and sale of Fund shares	4.35%	3.63%
Monarch Dividend Plus Index	7.69%	5.18%
Dow Jones Industrial Average®*	14.92%	14.66%
S&P 500 Composite 1500 Value Index USD TR**	12.72%	11.41%
*	The Dow Jones Industrial Average® is a price-weighted stock market index tracking 30 large, well-established U.S. companies across various industries, serving as a key benchmark for overall market performance. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.
**	The S&P Composite 1500® Value measures constituents from the S&P Composite 1500 that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Kingsview Wealth Management, LLC

Investment Sub-Adviser: Penserra Capital Management LLC (“Penserra”)

Portfolio Managers: Dustin Lewellyn, CFA, Managing Director of Penserra; and Ernesto Tong, CFA, Managing Director of Penserra, have each served the Fund as its portfolio managers since it commenced operations in March 2024. Christine Johanson, CFA, Director of Penserra, has served the Fund as a portfolio manager since August 2024.

Purchase and Sale of Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s net asset value, market price, premiums and discounts and bid-asks spreads is on the Fund’s website at www.monarchfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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